FREE WRITING PROSPECTUS
FILED PURSUANT TO RULE 433
REGISTRATION NO. 333-120522-07

STATEMENT REGARDING THIS FREE WRITING PROSPECTUS

The depositor has filed a registration statement (including a prospectus) with the SEC (SEC File No. 333-130789) for the offering to which this free writing prospectus relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll free 1-866-803-9204.

This free writing prospectus does not contain all information that is required to be included in the base prospectus and the prospectus supplement.

The information in this free writing prospectus may be amended and/or supplemented prior to the time of sale. The information in this free writing prospectus supersedes any contrary information contained in any prior free writing prospectus relating to the subject securities and will be superseded by any contrary information contained in any subsequent free writing prospectus prior to the time of sale. In addition, certain information regarding the subject securities is not yet available and, accordingly, has been omitted from this free writing prospectus.

IMPORTANT NOTICE RELATING TO AUTOMATICALLY GENERATED EMAIL DISCLAIMERS

Any legends, disclaimers or other notices that may appear at the bottom of, or attached to, the email communication to which this material may have been attached are not applicable to these materials and should be disregarded. Such legends, disclaimers or other notices have been automatically generated as a result of these materials having been sent via Bloomberg or another email system.

BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES INC., SERIES 2006-PWR13

APPENDIX C - CERTAIN CHARACTERISTICS OF THE MULTIFAMILY AND
MANUFACTURED HOUSING COMMUNITY LOANS

                                                                     % OF                      % OF APPLICABLE
        MORTGAGE                                                 INITIAL POOL    LOAN GROUP       LOAN GROUP        # OF
 ID  LOAN SELLER (1)   PROPERTY NAME                               BALANCE      (ONE OR TWO)       BALANCE       PROPERTIES
-----------------------------------------------------------------------------------------------------------------------------

 1        BSCMI        Pennswood Apartments                                           2              7.5%             1
 2        BSCMI        Colonial Park                                                  2              6.2%             1
 3       PCF II        North Brunswick Manor                                          2              5.2%             1
 4     Nationwide      Crosswoods at Central Park                                     2              4.5%             1
 5         WFB         Knollwood Village Apartments                                   2              4.2%             1
-----------------------------------------------------------------------------------------------------------------------------
 6       PCF II        Hunterstone Apartments                                         2              4.1%             1
 7        BSCMI        Oakwood Apartments                                             2              3.9%             1
 8       PCF II        Dawson Forest Apartments                                       2              3.4%             1
 9         WFB         Imperial Apartments                                            2              3.4%             1
 10       BSCMI        The Willows at Barrington                                      2              3.4%             1
-----------------------------------------------------------------------------------------------------------------------------
 11       BSCMI        Candlewood Apartments                                          2              3.3%             1
 12        PCF         Brandywine & Fountain Terrace Apartments                       2              3.2%             1
 13      PCF II        Sheldon Palms Apartments                                       2              3.0%             1
 14       PMCF         The Garden District Apartments                                 2              2.8%             1
 15       BSCMI        Courtyard Apartments Valdosta                                  2              2.7%             1
-----------------------------------------------------------------------------------------------------------------------------
 16       BSCMI        Fox Ridge                                                      2              2.6%             1
 17       BSCMI        Chelsea Village Apartments                                     2              2.3%             1
 18       BSCMI        Villages of Lake Jackson                                       2              2.1%             1
 19       BSCMI        Chateau Ridge                                                  2              2.1%             1
 20       PMCF         Marvin Gardens                                                 2              1.9%             1
-----------------------------------------------------------------------------------------------------------------------------
 21      PCF II        Town Center Park Apartments                                    2              1.6%             1
 22       BSCMI        University Village Apartments                                  2              1.5%             1
 23        WFB         White River Mountain Apartments                                2              1.5%             1
 24        WFB         Sherwood Glen Apartments                                       2              1.4%             1
 25        WFB         Valley Heights Independent Living                              2              1.4%             1
-----------------------------------------------------------------------------------------------------------------------------
 26       PMCF         Taylor Park Apartments                                         2              1.4%             1
 27        WFB         Savannah Apartments                                            2              1.4%             1
 28        WFB         New Brighton Apartments                                        2              1.2%             1
 29        WFB         Teaberry Greene Townhomes                                      2              1.2%             1
 30       BSCMI        Sunquest Apartments                                            2              1.1%             1
-----------------------------------------------------------------------------------------------------------------------------
 31      PCF II        New Center Greens                                              2              1.1%             1
 32        WFB         The Saxe Building                                              2              1.1%             1
 33        WFB         Alameda Park Apartments                                        2              1.0%             1
 34        WFB         Silver Shores MHC                                              2              1.0%             1
 35        WFB         Seven Star Mobile Home Park                                    2              0.9%             1
-----------------------------------------------------------------------------------------------------------------------------
 36       BSCMI        176 East 176th Street                                          2              0.8%             1
 37       PMCF         Park Hill Apartments                                           2              0.8%             1
 38        WFB         Emerald Vista Apartments I                                     2              0.8%             1
 39       PMCF         Parkside Townhome Apartments                                   2              0.7%             1
 40      PCF II        Cedargate Apartments                                           2              0.7%             1
-----------------------------------------------------------------------------------------------------------------------------
 41       BSCMI        2505 Olinville Avenue                                          2              0.7%             1
 42        WFB         Pleasant Ridge                                                 2              0.7%             1
 43        WFB         Biscayne Apartments                                            2              0.5%             1
 44      PCF II        Dwight Way Apartments                                          2              0.5%             1
 45       BSCMI        344 East 209th Street                                          2              0.4%             1
-----------------------------------------------------------------------------------------------------------------------------
 46      PCF II        Park Place Apartments                                          2              0.4%             1
 47        WFB         Pine Springs Mobile Home Park                                  2              0.4%             1
 48       BSCMI        2935 Holland Avenue                                            2              0.3%             1
 49        WFB         M&H Properties, LLC                                            2              0.3%             1
 50        WFB         Merrydale Apartments                                           2              0.3%             1
-----------------------------------------------------------------------------------------------------------------------------
 51       BSCMI        2885 Briggs Avenue                                             2              0.3%             1
 52      PCF II        Fulton Apartments #1                                           2              0.3%             1
 53      PCF II        Fulton Apartments #2                                           2              0.3%             1
 54      PCF II        Ellsworth Apartments                                           2              0.2%             1
 55      PCF II        Regent Apartments                                              2              0.2%             1
-----------------------------------------------------------------------------------------------------------------------------

     GENERAL                           DETAILED
     PROPERTY                          PROPERTY
 ID  TYPE                              TYPE                              STREET ADDRESS
----------------------------------------------------------------------------------------------------------------------------------

 1   Multifamily                       Garden                            4913 Wynnewood Road
 2   Multifamily                       Garden                            42-12 Williamsburg Drive
 3   Multifamily                       Garden                            615 Bishop Boulevard
 4   Multifamily                       Garden                            105 Radio City Boulevard
 5   Multifamily                       Garden                            2130 East Hill Drive
----------------------------------------------------------------------------------------------------------------------------------
 6   Multifamily                       Garden                            1001 HunterStone Dr
 7   Multifamily                       Garden                            26300 Berg Road
 8   Multifamily                       Garden                            100 Green Forest Drive
 9   Multifamily                       Garden                            1722, 1700, 1688, 1697, 1719, 1813, 1925 Imperial Dr. and
                                                                         1818, 1924 Sunset Drive
 10  Multifamily                       Garden                            1200 Clements Bridge Road
----------------------------------------------------------------------------------------------------------------------------------
 11  Multifamily                       Garden                            3902 St. Andrews Circle
 12  Multifamily                       Garden                            1975 Mack Boulevard, 2150 S. 9th Street
 13  Multifamily                       Garden                            8802 Brennan Circle
 14  Multifamily                       Student Housing                   190 East University Drive
 15  Multifamily                       Student Housing                   480 Murray Road
----------------------------------------------------------------------------------------------------------------------------------
 16  Multifamily                       Garden                            220 A Dobbs Drive
 17  Multifamily                       Garden                            25 Bradford Drive
 18  Multifamily                       Garden                            504 Highway 332
 19  Multifamily                       Garden                            828 Blackwood Clementon Road
 20  Multifamily                       Mid Rise                          2301 Third Avenue
----------------------------------------------------------------------------------------------------------------------------------
 21  Multifamily                       Garden                            29250 SW Parkway Court
 22  Multifamily                       Garden                            7 Mederia Circle
 23  Multifamily                       Garden                            115 White River Mountain Blvd
 24  Multifamily                       Garden                            8825 Hickman Rd.
 25  Multifamily                       Independent Living                925 Freedom Blvd.
----------------------------------------------------------------------------------------------------------------------------------
 26  Multifamily                       Garden                            11201 & 11400 Elm Street
 27  Multifamily                       Garden                            8800 Broadway St.
 28  Multifamily                       Garden                            1260 Brighton Ave
 29  Multifamily                       Garden                            9 Warwick Lane
 30  Multifamily                       Garden                            445 North Pantano Road
----------------------------------------------------------------------------------------------------------------------------------
 31  Multifamily                       Garden                            1 Oliver Court
 32  Multifamily                       Mid Rise                          2402 NE 65th Street
 33  Multifamily                       Garden                            547-549 Buena Vista Ave.
 34  Manufactured Housing Community    Manufactured Housing Community    1257 Overlook Rd
 35  Manufactured Housing Community    Manufactured Housing Community    170 Koontz Lane
----------------------------------------------------------------------------------------------------------------------------------
 36  Multifamily                       Mid Rise                          176 East 176th St
 37  Multifamily                       Garden                            33000 Park Hill Boulevard
 38  Multifamily                       Garden                            8661 Elk Grove Blvd.
 39  Multifamily                       Garden                            1122 Millview Drive
 40  Multifamily                       Garden                            2700-2701 North Mill Avenue
----------------------------------------------------------------------------------------------------------------------------------
 41  Multifamily                       Mid Rise                          2505 Olinville Avenue
 42  Manufactured Housing Community    Manufactured Housing Community    4901 Pleasant Ridge Drive
 43  Multifamily                       Garden                            150 Northland Drive
 44  Multifamily                       Garden                            2530 Dwight Way
 45  Multifamily                       Mid Rise                          344 East 209th Street
----------------------------------------------------------------------------------------------------------------------------------
 46  Multifamily                       Mid-Rise                          212 Third Street
 47  Manufactured Housing Community    Manufactured Housing Community    6920 Clark Road
 48  Multifamily                       Mid Rise                          2935 Holland Avenue
 49  Multifamily                       Garden                            2401 90th Street West
 50  Multifamily                       Low Rise                          238 Merrydale Road
----------------------------------------------------------------------------------------------------------------------------------
 51  Multifamily                       Mid Rise                          2885 Briggs Avenue
 52  Multifamily                       Garden                            2175 Dwight Way
 53  Multifamily                       Garden                            2185 Dwight Way
 54  Multifamily                       Garden                            2436 Ellsworth Street
 55  Multifamily                       Garden                            2620 Regent St
----------------------------------------------------------------------------------------------------------------------------------

                                                                              CUT-OFF DATE        ORIGINAL       STATED REMAINING
                                                            CUT-OFF DATE       BALANCE PER    TERM TO MATURITY   TERM TO MATURITY
 ID  CITY                 COUNTY       STATE   ZIP CODE       BALANCE ($)   UNIT OR ROOM ($)    OR ARD (MOS.)     OR ARD (MOS.)
---------------------------------------------------------------------------------------------------------------------------------

 1   Harrisburg           Dauphin        PA     17109         33,000,000         47,965.12           120               119
 2   Harrisburg           Dauphin        PA     17109         27,360,000         43,636.36           180               166
 3   North Brunswick      Middlesex      NJ     08902         22,904,703         35,566.31           120               118
 4   Columbus             Franklin       OH     43235         19,917,356         68,210.12           120               110
 5   Grand Blanc          Genesee        MI     48439         18,483,049         28,523.22           120               119
---------------------------------------------------------------------------------------------------------------------------------
 6   Leland               Brunswick      NC     28451         17,990,671         62,467.61           120               119
 7   Southfield           Oakland        MI     48034         16,973,535         42,862.46           120               118
 8   Dawsonville          Dawson         GA     30534         15,000,000         55,970.15           120               118
 9   Rock Springs         Sweetwater     WY     82901         14,959,416         44,522.07           120               117
 10  Barrington Borough   Camden         NJ     08007         14,948,566         43,079.44           180               166
---------------------------------------------------------------------------------------------------------------------------------
 11  Mishawaka            St. Joseph     IN     46545         14,550,000         46,935.48           120               117
 12  Allentown            Lehigh         PA     18103         14,170,022         24,180.93           180               165
 13  Tampa                Hillsborough   FL     33615         13,188,623         42,271.23           120               119
 14  Auburn               Lee            AL     36832         12,500,000         27,901.79           120               118
 15  Valdosta             Lowndes        GA     31602         12,025,000         27,707.37           120               120
---------------------------------------------------------------------------------------------------------------------------------
 16  Hi-Nella             Camden         NJ     08083         11,240,000         45,506.07           180               165
 17  Leola                Lancaster      PA     17540         10,240,000         43,025.21           180               166
 18  Lake Jackson         Brazoria       TX     77566          9,400,000         54,022.99           60                 58
 19  Pine Hill            Camden         NJ     08021          9,120,000         35,764.71           180               166
 20  Seattle              King           WA     98121          8,150,000         46,571.43           126               124
---------------------------------------------------------------------------------------------------------------------------------
 21  Wilsonville          Clackamas      OR     97070          7,035,000         63,378.38           120               119
 22  Newark               New Castle     DE     19702          6,400,000         47,058.82           180               166
 23  Hollister            Taney          MO     65672          6,395,079         26,646.16           120               119
 24  Urbandale            Polk           IA     50322          6,280,000         34,888.89           120               118
 25  Watsonville          Santa Cruz     CA     95076          6,190,283         77,378.53           120               118
---------------------------------------------------------------------------------------------------------------------------------
 26  Taylor               Wayne          MI     48180          6,000,000         25,423.73           120               120
 27  Houston              Harris         TX     77061          5,945,425         19,429.49           120               119
 28  Albany               Alameda        CA     94706          5,461,240         91,020.67           120               118
 29  Fishersville         Augusta        VA     22939          5,295,858        105,917.15           120               119
 30  Tucson               Maricopa       AZ     85710          4,992,146         14,901.93           120               118
---------------------------------------------------------------------------------------------------------------------------------
 31  Hillsborough         Somerset       NJ      8844          4,979,457         77,804.01           120               118
 32  Seattle              King           WA     98115          4,686,138        146,441.81           120               117
 33  Alameda              Alameda        CA     94501          4,333,050         66,662.31           120               118
 34  Traverse City        Grand Traverse MI     49684          4,275,000         21,163.37           120               118
 35  Carson City          Carson City    NV     89701          3,993,714         22,187.30           120               118
---------------------------------------------------------------------------------------------------------------------------------
 36  Bronx                Bronx          NY     10457          3,683,177         60,379.95           60                 57
 37  Wayne                Wayne          MI     48184          3,460,000         22,467.53           120               120
 38  Elk Grove            Sacramento     CA     95624          3,337,318         23,015.99           120               119
 39  Arlington            Tarrant        TX     76012          3,042,443         21,128.08           120               117
 40  Bowling Green        Warren         KY     42104          3,000,000         25,423.73           120               120
---------------------------------------------------------------------------------------------------------------------------------
 41  Bronx                Bronx          NY     10467          2,950,000         61,458.33           60                 60
 42  Evansville           Vanderburgh    IN     47711          2,870,000         14,568.53           120               120
 43  Lexington            Fayette        KY     40505          2,164,167         27,745.73           120               118
 44  Berkeley             Alameda        CA     94704          2,098,385        262,298.16           120               119
 45  Bronx                Bronx          NY     10467          1,763,704         56,893.68           60                 57
---------------------------------------------------------------------------------------------------------------------------------
 46  Troy                 Rensselaer     NY     12180          1,648,728         48,491.99           120               119
 47  Paradise             Butte          CA     95969          1,600,000         25,396.83           120               118
 48  Bronx                Bronx          NY     10467          1,477,291         56,818.88           60                 57
 49  Bloomington          Hennepin       MN     55431          1,475,222         52,686.50           120               116
 50  San Rafael           Marin          CA     94903          1,347,969         61,271.32           120               118
---------------------------------------------------------------------------------------------------------------------------------
 51  Bronx                Bronx          NY     10458          1,180,828         56,229.90           60                 57
 52  Berkeley             Alameda        CA     94704          1,149,116        287,278.94           120               119
 53  Berkeley             Alameda        CA     94704          1,149,116        287,278.94           120               119
 54  Berkeley             Alameda        CA     94704            999,291        249,822.68           60                 59
 55  Berkeley             Alameda        CA     94704            899,362        299,787.21           60                 59
---------------------------------------------------------------------------------------------------------------------------------

        ORIGINAL       REMAINING      REMAINING                 DSCR        CUT-OFF          LTV
      AMORTIZATION   AMORTIZATION   INTEREST ONLY           AFTER INITIAL   DATE LTV       RATIO AT      UTILITIES
 ID   TERM (MOS.)     TERM (MOS.)   PERIOD (MOS.)   DSCR     IO PERIOD       RATIO     MATURITY OR ARD   PAID BY TENANT
------------------------------------------------------------------------------------------------------------------------------------

 1        360             360             59        1.38        1.18         72.2%          67.8%        Electric
 2        360             360             46        1.45        1.19         79.9%          67.0%        Electric, Gas
 3        240             238             0         1.51        NAP          42.6%          27.9%        Electric, Gas, Water
 4        360             356             0         1.39        1.39         79.0%          66.9%        Electric, Water, Sewer
 5        360             359             0         1.50        NAP          73.1%          61.4%        Electric, Gas
------------------------------------------------------------------------------------------------------------------------------------
 6        420             419             0         1.25        NAP          71.1%          64.0%        Electric, Water
 7        360             358             0         1.39        NAP          73.8%          63.3%        Electric, Gas
 8         IO             IO             118        1.50        NAP          65.8%          65.8%        Electric, Gas, Water
 9        360             357             0         1.39        NAP          73.7%          62.7%        Electric
 10       360             360             46        1.50        1.22         79.9%          66.8%        Electric, Gas
------------------------------------------------------------------------------------------------------------------------------------
 11       360             360             21        1.48        1.27         78.2%          69.8%        Electric, Gas
 12       180             165             0         1.42        NAP          47.0%           0.9%        Electric, Gas
 13       360             359             0         1.50        NAP          48.8%          41.4%        Electric
 14       360             360             34        1.41        1.22         76.7%          70.0%        Electric, Water, Sewer
 15       360             360             24        1.52        1.30         78.9%          70.3%        Electric
------------------------------------------------------------------------------------------------------------------------------------
 16       360             360             45        1.33        1.10         80.3%          67.4%        Electric
 17       360             360             46        1.36        1.10         80.0%          66.7%        Electric, Gas, Water
 18       360             360             22        1.34        1.14         75.2%          72.7%        Electric
 19       360             360             46        1.35        1.11         80.0%          67.1%        Electric
 20       360             360             16        1.28        1.09         62.7%          54.7%        None
------------------------------------------------------------------------------------------------------------------------------------
 21       480             480             35        1.28        1.19         74.1%          71.0%        Electric, Gas
 22       360             360             46        1.34        1.08         80.0%          66.7%        Electric
 23       360             359             0         1.30        NAP          76.1%          65.3%        Electric, Water, Sewer
 24       360             360             34        1.59        1.35         80.0%          72.6%        Electric
 25       360             358             0         1.67        NAP          65.3%          55.9%        Electric
------------------------------------------------------------------------------------------------------------------------------------
 26       360             360             60        1.38        1.18         75.9%          71.3%        Electric
 27       360             359             0         1.23        NAP          78.2%          67.1%        Electric, Water, Sewer
 28       360             358             0         1.21        NAP          64.2%          54.9%        Electric, Gas
 29       360             359             0         1.21        NAP          77.9%          66.7%        Electric, Gas, Water, Sewer
 30       360             358             0         1.47        NAP          61.6%          52.8%        Electric, Gas
------------------------------------------------------------------------------------------------------------------------------------
 31       240             238             0         1.41        NAP          41.2%          27.1%        Electric, Gas, Water
 32       360             357             0         1.33        NAP          62.3%          52.4%        Electric, Water, Sewer
 33       360             358             0         1.22        NAP          55.6%          47.5%        Electric, Gas
 34       360             360             34        1.45        1.24         76.0%          69.0%        Electric, Gas
 35       360             358             0         2.12        NAP          44.3%          37.9%        Electric, Gas
------------------------------------------------------------------------------------------------------------------------------------
 36       360             360             9         1.35        1.17         65.8%          62.8%        Electric
 37       360             360             60        1.46        1.24         76.9%          72.1%        Electric, Gas
 38       360             359             0         2.54        NAP          22.6%          19.3%        Electric, Gas, Water
 39       360             357             0         1.33        NAP          45.4%          39.0%        Electric
 40       360             360             0         1.35        NAP          71.4%          61.3%        Electric
------------------------------------------------------------------------------------------------------------------------------------
 41       360             360             12        1.40        1.21         65.6%          62.6%        Electric
 42       360             360             36        1.41        1.20         75.5%          68.5%        Electric, Gas, Water, Sewer
 43       360             358             0         1.32        NAP          72.1%          61.9%        Electric
 44       360             359             0         1.30        NAP          58.3%          50.0%        Electric, Gas
 45       360             360             9         1.39        1.21         63.0%          60.2%        Electric
------------------------------------------------------------------------------------------------------------------------------------
 46       360             359             0         1.29        NAP          72.6%          62.3%        Electric, Gas, Water
 47       360             360             58        1.58        1.34         62.7%          58.8%        Electric, Gas, Water
 48       360             360             9         1.40        1.22         70.3%          67.2%        Electric
 49       360             356             0         1.15        NAP          79.3%          68.3%        Electric
 50       360             358             0         1.30        NAP          48.1%          41.4%        Electric, Gas
------------------------------------------------------------------------------------------------------------------------------------
 51       360             360             9         1.38        1.20         56.2%          53.7%        Electric
 52       360             359             0         1.30        NAP          53.4%          45.8%        Electric, Gas
 53       360             359             0         1.36        NAP          53.4%          45.8%        Electric, Gas
 54       360             359             0         1.29        NAP          52.6%          49.7%        Electric, Gas
 55       360             359             0         1.21        NAP          60.0%          56.6%        Electric, Gas
------------------------------------------------------------------------------------------------------------------------------------

         STUDIOS                   1 BEDROOM                   2 BEDROOM                   3 BEDROOM                   4 BEDROOM
         NO. OF       AVG RENT       NO. OF       AVG RENT       NO. OF       AVG RENT       NO. OF       AVG RENT       NO. OF
 ID    UNITS/ROOMS   PER MO. ($)  UNITS/ROOMS    PER MO. ($)  UNITS/ROOMS    PER MO. ($)  UNITS/ROOMS    PER MO. ($)   UNITS/ROOMS
----------------------------------------------------------------------------------------------------------------------------------

 1                                    250           600           364           757            74           925
 2                                    282           556           337           658            8            830
 3                                    486           890           158          1,100
 4                                    208           724            84          1,044
 5                                    320           498           264           591            64           937
----------------------------------------------------------------------------------------------------------------------------------
 6                                     72           569           144           679            72           849
 7                                    252           699            80           799            64          1,020
 8                                     84           680           144           837            40           950
 9                                    104           585           187           747            45           850
 10        49            528          162           658           135           846            1           1,140
----------------------------------------------------------------------------------------------------------------------------------
 11                                    50           660           232           753            28           968
 12                                   333           559           244           655            9            732
 13                                   156           747            84           865            72           970
 14        448           355           23           595           236           360           189           320
 15                                                                88           198            6            125           340
----------------------------------------------------------------------------------------------------------------------------------
 16                                   102           690           144           841            1           1,000
 17                                    72           615            88           712            78           858
 18                                   104           725            62           941            8           1,150
 19                                   191           650            64           800
 20        175           794
----------------------------------------------------------------------------------------------------------------------------------
 21                                    43           675            57           775            11           985
 22                                    64           675            68           790
 23                                   120          360.3          120           462
 24                                    72           584           108           665
 25                                    60          2,300           20          3,143
----------------------------------------------------------------------------------------------------------------------------------
 26                                    18           590           218           630
 27                                   228           477            78           658
 28                                    17          1,003           29          1,247           14          1,441
 29                                                                44           886            6            1208
 30        108           358          214           430            11           580            2            620
----------------------------------------------------------------------------------------------------------------------------------
 31                                                                48           1273           16           1724
 32        17           1,107          3           1,350           12          1,675
 33         1            825           38           826            26          1,172
 34
 35
----------------------------------------------------------------------------------------------------------------------------------
 36         1            700           11           800            36          1,100           12          1,300
 37        154           629           33           550           121           950
 38                                    25           824           120           944
 39                                                                82           615            62           725
 40        14            375           93           435            11           550
----------------------------------------------------------------------------------------------------------------------------------
 41                                    31           800            12          1,100           5           1,300
 42
 43                                    30           435            48           547
 44                                                                                                                        3
 45         5            700           20           800            6           1,100
----------------------------------------------------------------------------------------------------------------------------------
 46                                    27           664            7            829
 47
 48         5            700           17           800            4            1100
 49                                    12           650            16           825
 50                                    22           900
----------------------------------------------------------------------------------------------------------------------------------
 51                                    11           800            5           1,100           4           1,300
 52                                                                                                                        2
 53                                                                                                                        2
 54                                                                                            1           2,400           1
 55                                                                                                                        3
----------------------------------------------------------------------------------------------------------------------------------

                            5 BEDROOM                        6 BEDROOM                       7 BEDROOM
            AVG RENT          NO. OF          AVG RENT         NO. OF         AVG RENT         NO. OF
 ID       PER MO. ($)      UNITS/ROOMS       PER MO. ($)    UNITS/ROOMS      PER MO. ($)    UNITS/ROOMS
-------------------------------------------------------------------------------------------------------

 1
 2
 3
 4
 5
-------------------------------------------------------------------------------------------------------
 6
 7
 8
 9
 10
-------------------------------------------------------------------------------------------------------
 11
 12
 13
 14
 15            76
-------------------------------------------------------------------------------------------------------
 16
 17
 18
 19
 20
-------------------------------------------------------------------------------------------------------
 21
 22
 23
 24
 25
-------------------------------------------------------------------------------------------------------
 26
 27
 28
 29
 30
-------------------------------------------------------------------------------------------------------
 31
 32
 33
 34
 35
-------------------------------------------------------------------------------------------------------
 36
 37
 38
 39
 40
-------------------------------------------------------------------------------------------------------
 41
 42
 43
 44          3,300              4              4,025             1             4,550
 45
-------------------------------------------------------------------------------------------------------
 46
 47
 48
 49
 50
-------------------------------------------------------------------------------------------------------
 51
 52           3050              2               3700
 53          3,100              2              3,700
 54          3,000              2              3,625
 55          3,500
-------------------------------------------------------------------------------------------------------

                           OTHER UNITS
             AVG RENT         NO. OF          AVG RENT         NO. OF
 ID        PER MO. ($)     UNITS/ROOMS       PER MO. ($)      ELEVATORS
-----------------------------------------------------------------------

 1
 2
 3
 4
 5
-----------------------------------------------------------------------
 6
 7
 8
 9
 10
-----------------------------------------------------------------------
 11
 12
 13
 14
 15
-----------------------------------------------------------------------
 16
 17
 18
 19
 20                                                              1
-----------------------------------------------------------------------
 21
 22                             4               590
 23
 24
 25                                                              2
-----------------------------------------------------------------------
 26
 27
 28                                                              2
 29
 30
-----------------------------------------------------------------------
 31
 32                                                              1
 33
 34                            202              321
 35                            180              406
-----------------------------------------------------------------------
 36                                                              1
 37
 38
 39
 40
-----------------------------------------------------------------------
 41                                                              1
 42                            197              175
 43
 44
 45
-----------------------------------------------------------------------
 46                                                              1
 47                             63              302
 48
 49
 50
-----------------------------------------------------------------------
 51
 52
 53
 54
 55
-----------------------------------------------------------------------

BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES INC., SERIES 2006-PWR13

FOOTNOTES TO APPENDIX C

1    BSCMI - Bear Stearns Commercial Mortgage, Inc.; WFB - Wells Fargo Bank,
     National Association; PMCF - Prudential Mortgage Capital Funding, LLC; PCF
     - Principal Commercial Funding, LLC; NLIC - Nationwide Life Insurance
     Company